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                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549




                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934




                             Date of Report: May 22, 1997




                                 WHAT A WORLD!, INC.
                                 -------------------
                (Exact name of registrant as specified in its charter)


          Delaware                  0-25002               59-3200879
          --------                  -------               ----------
(State or other jurisdiction of   (Commission          (I.R.S. Employer
      incorporation )               File Number)        Identification No.)



                       10901-B Roosevelt Boulevard, Suite 100
                               St. Petersburg, Florida               33716
                      (Address of principal executive offices)     (Zip Code)



                    Registrant's telephone number:  (813) 577-9366


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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

    On May 22, 1997, What A World!, Inc. (the "Company"), pursuant to the Asset Purchase Agreement (the "Purchase Agreement") dated as of March 7, 1997 by and between What a World!, Inc. and Natural Wonders, Inc. ( "Natural Wonders"), consummated a transaction in which the Company disposed of substantially all its operating assets. The sale price for the assets sold by the Company was $500,000, subject to certain adjustments. The Company's operating assets included inventories, store fixtures, leasehold improvements and other tangible personal property that had been used in the Company's prior operations. In addition to the assets purchased, Natural Wonders assumed certain liabilities of the Company which are primarily all the store leases.

    The foregoing description of the transaction is not intended to be complete and is qualified in its entirety by reference to the Purchase Agreement included as an exhibit and incorporated by reference herein.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (b) PRO FORMA FINANCIAL INFORMATION. Reference is made to the financial information set forth in the Company's Proxy Statement dated May 2, 1997, as filed with the Securities and Exchange Commission.

              (c)  EXHIBITS.

    10.1 Asset Purchase Agreement Dated March 7, 1997 by and between What A World!, Inc. and Natural Wonders, Inc. (incorporated by reference to Exibit 10.11 to Registrant's Annual Report on Form 10-KSB, as amended, as filed with the Securities and Exchange Commission in May 1997).

    10.2 Form of Shareholder Lock-up Agreement dated March 7, 1997 by each of David B. Cornstein, David F. Miller, and Edward J. Munley (incorporated by reference to Exhibit 10.12 to Registrant's Annual Report on Form 10-KSB, as amended, as filed with the Securities and Exchange Commission in May 1997).

    10.3 Management Agreement dated March 7, 1997 between the Registrant and Natural Wonders, Inc. (incorporated by reference to Exhibit
              10.13 to Registrant's Annual Report on Form 10-KSB, as amended, as filed with the Securities and Exchange Commission in May
              1997).

    10.4      Form of Non Competition Agreement dated March 7, 1997 by  David
              B. Cornstein and David F. Miller (incorporated by reference  to
              Exhibit 10.14 to Registrant's Annual Report on Form 10-KSB, as amended, as filed with the Securities and Exchange Commission in May 1997).

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                                      SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

What A World!, Inc.

By:

         /s/ Brian S. Lappin                6/5/97
         ----------------------------       ------
            Brian S. Lappin                 Date
            Vice President of Finance